SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement Dated June 17, 2024
to the Class F Shares Prospectus, dated January 31, 2024, as amended on May 20, 2024 and May 28, 2024, the Class Y Shares Prospectus, dated January 31, 2024, as amended on April 5, 2024, May 20, 2024 and May 28, 2024 (the "Prospectuses") and the Statement of Additional Information, dated January 31, 2024, as amended on April 16, 2024, May 20, 2024 and May 28, 2024 (the "SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

KBI Global Investors (North America) Ltd and Qtron Investments, LLC no longer serve as sub-advisers to the Fund. As such, all references to KBI Global Investors (North America) Ltd and Qtron Investments, LLC are hereby deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1531 (6/24)